SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|         Preliminary Proxy Statement

|_| Confidential, for use of the Commission only (as permitted by Rule 14a-6(e) (2)

|X|         Definitive Proxy Statement

|_|         Definitive Additional Materials

|_|         Soliciting Materials Pursuant to 240. 14a-11(c) or 240. 14a-12.

                               MILLENIA HOPE INC.
                  (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

|X|         No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

             1. Title of each class of securities to which transaction applies:

             2. Aggregate number of securities to which transaction applies:

             3 Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rue 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             4. Proposed maximum aggregate value of transaction:

             5. Total fee paid

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the filing by registration statement number, or the Form or Schedule and the date of its filing.

             1. Amount previously paid

             2. Form, Schedule or Registration Statement No.:

             3. Filing Party:

             4. Date Filed

                               MILLENIA HOPE INC.
                        490 du Parc Industriel suite 202
                            Longueuil, Quebec J9v 3V6
                                Tel: 514-664-4037
                                Fax: 514-251-7555

TO THE STOCKHOLDERS OF MILLENIA HOPE INC.

Notice is hereby given that Millenia Hope Inc., a Delaware corporation (the "Company") will hold its annual Meeting of Stockholders on February 26 2009 at 10:15 a.m. at the Hilton Wilmington Christiana, located at 100 Continental Drive in Newark, Delaware, 19713, USA. The annual meeting is being held for the following purposes:

1. To give the Board of Directors authorization to raise the Company's authorized common shares from 390 million common shares to 1.9 billion common shares, should it be deemed necessary.

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof;

The Board of Directors has fixed the close of business on January 26, 2009 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement. Holders of the Company's shares of common stock on the record date are entitled to participate in and vote at the Annual Meeting. At the Annual Meeting, each of the shares of common stock represented at the meeting will be entitled to one vote on each matter properly brought before the Annual Meeting.

Your attention is directed to the accompanying proxy statement and exhibits which summarizes each item. Stockholders who do not expect to attend the Annual Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE ANNUAL MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU.
                          PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAMBY ORDER OF THE BOARD OF DIRECTORS

                                                   /S/ LEONARD STELLA
                                                   --------------------
                                         LEONARD STELLA, CHIEF EXECUTIVE OFFICER
                                                         DATED; January 16, 2009


                                 PROXY STATEMENT

January 16, 2009

This proxy statement contains information related to certain corporate actions of Millenia Hope Inc., a Delaware corporation (the "Company").

                            ABOUT THE PROXY STATEMENT
WHAT IS THE PURPOSE OF THE PROXY STATEMENT?

This information statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on the record date of corporate action to be taken pursuant to the affirmative vote of the majority of common stock outstanding at the record date. Pursuant to the acceptance by the shareholders of the majority of the common shares outstanding, the company is expected to act upon certain corporate matters outlined in this information statement, which action is expected to take place by February 2009, consisting of 1) The approval of an amendment to the Company's Certificate of Incorporation to increase authorized common stock to
1.9 billion shares.2)The discussion of other pertinent matters to our shareholders. The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on February 26, 2009 at 10:15 a.m. or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. We intend to mail this proxy statement and accompanying proxy card on or about October 2007 to all stockholders entitled to vote at the Annual Meeting. The Annual Meeting will be held at the Hilton Wilmington Christina located at 100 Continental Dr. in Newark, Delaware 9713 USA.

WHO IS ENTITLED TO NOTICE AND TO VOTE?

Each outstanding share of common stock as of record on the close of business on the record date, January 26, 2009, will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. At the Annual Meeting, each of the shares of common stock represented at the meeting will be entitled to one (1) vote on each matter properly brought before the Annual Meeting

In order to carry on the business of the Annual Meeting, we must have a quorum. Under our bylaws, stockholders representing at least 50.1% of our issued and outstanding shares entitled to vote, present in person or by proxy, constitute a quorum.

PROXY CARD AND REVOCATION OF PROXY

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposal 1 and 2 and at their discretion on any other matters that may properly come before the Annual Meeting. The Board knows of no other business that will be presented for consideration at the Annual Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Annual Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at our offices, 490 du Park Industriel suite 202 in Longueuil, Quebec J9V 3V6, at any time up to and including the last business day preceding the day of the annual Meeting, or any adjournment thereof, or with the chairman of the Annual Meeting on the day of the Annual Meeting.. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

COUNTING OF VOTES

All votes will be tabulated by the inspector of the election, appointed for the Annual Meeting who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have a discretionary authority or does not have instructions from the beneficial owner.

SOLICITATION OF PROXIES

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of the common Stock in their names that are beneficially owned by others to forward to theses beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail, or personal solicitation by our directors, officers or other regular employees. No additional compensations will be paid to directors, officers or other regular employees for such services.

DISSENTING STOCKHOLDER RIGHTS

Dissenting Stockholders have no appraisal rights under Delaware law or under our Articles of Incorporation or Bylaws in connection with the matters to be voted on at the Annual Meeting

WHAT CORPORATE MATTERS WILL THE SHAREHOLDERS VOTE ON?

     o The approval of an amendment to the Company Certificate of Incorporation to increase authorized common stock to 1.9 billion shares. ( see page 11)

     o Any other business as may properly come before the meeting or any adjournment or postponement thereof.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?


INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

To give the Board of Directors authorization to raise the company's authorized common shares from 390 Million to 1.9 billion, should it deem necessary.

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof;

Under our bylaws, stockholders representing at least 50.1% of our issued and outstanding shares of stock, as of the record date, entitled to vote present in person or by proxy and entitled to vote, constitute a majority.

As of January 26, 2009, other than the persons identified below, no person owned beneficially more than five percent (5%) of the Company's common stock. There are no other classes or series of capital stock outstanding. As of January 26, 2009, the Company had 386,414,672 shares of common stock outstanding.








                         COMMON STOCK BENEFICIALLY OWNED
NAME/ADDRES                      NUMBER OF SHARES              PERCENT

None

DIRECTORS AND EXECUTIVE OFFICERS

The following table presents certain information regarding the beneficial ownership of all shares of common stock at January 26, 2009 for each executive officer and director of the Company. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power. As of January 26, 2009, the Company had 386,414,672 shares of common stock outstanding.

         COMMON STOCK  BENEFICIALLY  OWNED  (Numbers to be changed and verified)
NAME AND ADDRESS                                  NUMBER                 PERCENT

Leonard Stella   (1)                              15,279,150             3.95%

490 du Parc Industriel suite 202
Longueuil, Quebec J9V 3V6



Yehuda Kops (1)                                    9, 714,150             2.51%
490 du Parc Industriel suite 202
Longueuil, Quebec J9V 3V6


(1) All Officers and Directors as a Group         24,993,300               6.46%

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

We are not aware of any instances for the most recent fiscal year when an executive officer, director or owner of more than ten percent (10%) of the outstanding shares of common stock failed to comply with reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described under the heading "Executive Compensation" there are no material transactions with any of our directors, officers or control persons that have occurred during the last fiscal year.

COMPENSATION OF DIRECTORS

The Board of Directors has not received compensation for acting as a director

EXECUTIVE COMPENSATION

The following table shows all the cash compensation paid by the Company, as well as certain other compensation paid or accrued, during the fiscal years ended November 30, 2008, 2007, 2006, to the Company's named executive officers. No restricted stock awards, long-term incentive plan payouts or other types of compensation, other than the compensation identified in the chart below, were paid to any executive officer during these fiscal years.

SUMMARY COMPENSATION TABLE

                                  Annual Compensation                                      Long-Term Compensation
                                  -------------------                                      ----------------------
                         Fiscal     Salary       Bonus      Other Annual                   Restricted     Securities
Name and Principal       Year                               Compensation                   Stock Award(s) Underlying
Position
Leonard Stella
Chief Executive Officer  2006     $503,810 (K)   0          0                              0              0
                         2007      412,000       0          0                              0              0
                         2008      320,000       0          0                              0              0
Bahige Baroudy           2006     $ 15,000 (L)   0          0                              0              0
President                2007       54,225       0          0                              0              0
                         2008      125,000       0          0                              0              0     ,630(M)  0 0 0 0


Yehuda Kops              2006     $304,000 (M)   0          0                              0              0
Chief Operating Officer  2007      250,000       0          0                              0              0
                         2008      210,000

                         2006     $151,000 (N)   0          0                              0              0
Hugo Valente             2007      150,000       0          0                              0              0
Chief Financial Officer  2008            0       0          0                              0              0

                         2006     $175,800 (0)   0          0                              0              0
Jacky Quan               2007      151,000       0          0                              0              0
Executive Vice           2008            0       0          0                              0              0
President and Treasurer

                         2006     $360,800 (P)   0          0                              0              0
Joseph Daniele           2007      250,000       0          0                              0              0
Chief Legal Officer      2008       95,000       0          0                              0              0

                         2006     $ 10,646       0          0                              0              0
Dr. Soriba Cisse         2007            0       0          0                              0              0
Vice President           2008            0       0          0                              0              0
Research and Development

Margeret Bywater         2006     $ 27,970       0          0                              0              0
President (2005)         2007            0       0          0                              0              0
                         2008            0       0          0                              0              0



(J) Part of the compensation was the issuance of 750,000 common shares.
(K)Part of the compensation was the issuance of 6,135,850 common shares.
(L)Part of the compensation was the issuance of 250,000 common shares.
(M)Part of the compensation was the issuance of 4,046,150 common shares.
(N)Part of the compensation was the issuance of 2,216,800 common shares.
(O)Part of the compensation was the issuance of 2,692,800 common shares.
(P)Part of the compensation was the issuance of 4,346,150 common shares.

COMMITTEES OF THE BOARD OF DIRECTORS

We do not currently have a Nominating, Audit or Compensation Committee. The Board does not believe that it is necessary to have a Nominating Committee, because it believes the functions of a Nominating Committee can be adequately performed by its Board of Directors.

NOMINATING COMMITTEE

The Company does not have a separately designated standing nominating committee or a committee performing similar functions. The entire Board of Directors of the Company acts as the nominating committee and selects candidates to stand for election as members of the Board of Directors.

The Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee demonstrates an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct. The Committee also examines a candidate's specific experiences and skills, time availability, potential conflicts of interest and independence from management and the Company. Candidates may be identified through various means including by asking current directors and executive officers to notify the Committee if they become aware of persons meeting the criteria described above, by the retention of third party consultants to assist in this process, and by considering director candidates recommended by shareholders although no formal procedures for submitting names of candidates has been adopted. In considering candidates, the Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Committee may also take into consideration other factors it determines to be relevant, such as the number of shares held by a recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Committee, a shareholder must submit the recommendation in writing and must include the name of the shareholder and evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership, and the name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named as a director if selected and nominated. The shareholder recommendation and information must be sent to Millenia Hope Inc., 490 du Parc Industriel suite 202 in Longueuil, Quebec J9V 3V6, Canada. Once a potential candidate has been identified, the Committee may collect and review information regarding the candidate to assess whether the person should be considered further. If the Committee determines that the candidate warrants further consideration, personal contact with the candidate may be made and further review of the candidate's accomplishments, qualifications and willingness to serve may be undertaken and compared to other candidates. The Committee's evaluation process does not vary based on whether or not a candidate is recommended by a shareholder, although, as stated above, the Board may take into consideration other factors, such as the number of shares held by the recommending shareholder and the length of time that such shares have been held.

Shareholder Communications with Directors

The Board of Directors recommends that stockholders initiate any communications with the Board in writing and send them in care of the Chief Financial Officer. Stockholders can send communications by e-mail to ykops@milleniahope.com, or by fax to (514) 251-7555 or by mail to Millenia Hope Inc.,490 du Parc Industriel suite 202 in Longueuil, Quebec J9V 3V6. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed the CFO to forward such correspondence only to the intended recipients; however, the Board has also instructed the CFO, prior to forwarding any correspondence, to review such correspondence and, in his discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board's consideration. In such cases, some of that correspondence may be forwarded elsewhere in the Company for review and possible response.

     .  Proposal 1: Amendment to the Certificate of Incorporation

The Company's Board of Directors proposes an amendment to the Company's certificate of incorporation to increase the number of authorized shares of common stock, par value $0.0001 per share, from 390,000,000 shares to 1.9 billion shares.

There are certain advantages and disadvantages of voting for an increase in the Company's authorized common stock.

The advantages include:

         The ability to raise capital by issuing capital stock.
          The ability to fulfill our Company's obligations by having capital stock available upon the exercise or conversion of outstanding options, warrants and convertible debentures, specifically to allow the NIR Group to continue to convert without causing a default with them.


     The disadvantages include:

         Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.
         The approval of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the Company's Board of Directors' desire. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have materials anti-takeover consequences.

The amendment to the Company's Certificate of Incorporation shall provide for the authorization of 1billion and five hundred and ten million additional shares of our Company's common stock. As of January 26, 2009, 386,414,672 shares of the Company's common stock were issued and outstanding.

The amendment to the Company's Certificate of Incorporation shall be filed with Delaware Secretary of State so that the first paragraph of Article IV of the Certificate in Incorporation shall be as follows: "The total number of shares of common stock which this corporation is authorized to issue is: one billion nine hundred million (1,900,000,000) shares with par value of ($0.0001) per share."

The Company Board of Directors believes that it is desirable to have additional authorized shares of common stock available for possible future financings, possible future acquisitions and other general corporate purposes. The Company does not have any current arrangement or commitment for further financings or acquisitions. Having such additional authorized shares of common stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholder's meeting. Although such issuance of additional shares with respect to future financing and acquisitions would dilute existing shareholders, management believes that such transaction would increase the value of the Company to its shareholders.

At present the Company has no specific plans to issue any of the shares that would be authorized from the proposal to raise the authorized shares from 390 million to 1.9 billion, other than the following. We currently have 390,000,000 shares authorized, 386,000,000 shares outstanding; we will reserve 6,000,000 shares for the exercise or conversion of outstanding options and warrants and up to1.4 billion shares for our convertible debenture and have 100,000,000 shares available for other issuances. At the present, the Company has no specific plans to issue any more shares, other than potentially the 6 million shares available for conversion of warrants and potentially up to another 1.4 billion shares for the convertible debenture, should the debenture holder ask us for share conversions.

    Other Matters to Be Placed on the Agenda for Discussion

At present, there is no resolution to be voted on concerning the following matter, since we do not have specific details pertinent to it. This matter will be raised only in order to allow shareholders to participate in some of the strategic issues the Company is contemplating. Should the Company wish to present a resolution concerning this matter , at a later date, the Company will make another 14A filing.

The idea of spinning out of Millenia Hope certain assets it owns, based on their valuations by a licensed evaluator, and merging Millenia with a third party company in a conventional reverse merger.

DESCRIPTION OF SECURITIES COMMON STOCK

The current authorized common stock of the Company consists of 390,000,000 shares of common stock, par value $0.0001 per share. As of January 26, 2009, the Company had 386,414,672shares of common stock issued and outstanding. Each share of the Company's common stock entitles the holder to one vote on each matter submitted to a vote of shareholders, including the election of directors. There is no cumulative voting. The holders of the Company's common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available therefore. Holders of the Company's common stock have no pre-emptive, conversion or other subscription rights. There are no redemption or sinking fund provisions available to the Company's common stock. In the event of liquidation, dissolution or winding up the Company, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities. Additional information can be found in our Certificate of Incorporation and our Bylaws, which were filed as exhibits to our registration statement on Form 10-SB 12G filed with the SEC on July 20, 2000 and amended Certificate of Incorporation filed on April 12, 2005 on form 10 KSB-A, with the SEC.

OPTIONS, WARRANTS, OTHER CONVERTIBLE SECURITIES

OPTIONS

There are no outstanding options.



WARRANTS OUTSTANDING: \

The Company has issued the following warrants:

On April 8, 2006
            Amount                exercise price                  exercisable to
            3,000,000 warrants    $0.10                           April 8, 2013
            3,000,000 warrants    $0.25                           April 8, 2013



TRANSFER AGENT AND REGISTRAR

The Company's transfer agent is Intercontinental Registrar & Transfer Agency Inc., 900 Buchanan Blvd, Boulder City, Nevada 89005.

Its telephone number is (702) 293-6717.

ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE CERTIFICATE OF INCORPORATION



AUTHORIZED AND UNISSUED STOCK

Authorized but unissued shares of common stock, if approved, would be available for future issuance without our shareholders' approval. These additional shares may be utilized for a variety of corporate purposes including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the Company's Board of Directors' desires. A takeover may be beneficial to shareholders because, among other reasons, a potential suitor may offer shareholders a premium for their shares of stock compared to the then-existing market price.

The existence of authorized but unissued and unreserved shares of preferred stock may enable the Board of Directors to issue shares to persons friendly to current management, which would render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of the Company's management.

INDEPENDENT ACCOUNTANTS

The firm of Change Park CPA served as our Company's independent accountants for the fiscal year ended November 30, 2007 in connection with the audit. The auditors will not be attending the meeting nor making any statement.


AUDIT FEES

The aggregate fees billed for professional services rendered was $46,000 for the audit of the Company's annual financial statement for the year ended November 30, 2007 and reviews of its interim financial statements.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

For the fiscal year ended November 30, 2007 there were $-0- in fees billed for professional services by the Company's independent auditors rendered in connection with, directly or indirectly, operating or supervising the operation of its information system or managing its local area network.

ALL OTHER FEES

There was $0 in fees billed for other services by the principal accountant for the fiscal year ended November 30, 2007.



RECOMMENDATION OF THE BOARD OF DIRECTORS

Millenia Hope's Board of Directors, has concluded that, in its opinion, the, increase in authorized common shares, are prudent and important proposals, and recommends that the shareholders vote in favor of these resolutions.


ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

Proposals which stockholders intended to present at the 2010 Annual of Stockholders must be received by the Company by October 30, 2009 to be eligible for inclusion in the proxy material for that meeting.



INCORPORATION BY REFERENCE

Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company's Annual Report on Form 10-KSB for the year ended November 30, 2007.

AVAILABILITY OF FORM 10-KSB

A copy of our annual Report on Form 10-KSB for the fiscal year ended November 30, 2007, which has been filed with the Securities and Exchange Commission, including the financial statements, will be provided without charge to any Stockholder or beneficial owner of our Common Stock upon written request to Yehuda Kops, Chief Operating Officer, 490 du Parc Industriel suite 202 in Longueuil, Quebec J9V 3V6.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Board of Directors knows of no other business that will be presented for consolidation at the Annual Meeting. If other matters are properly brought before the Annual Meeting and the Special Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS


                                                       /s/ Leonard Stella
                                                       ------------------
                                                           Leonard Stella
                                                  Chief Executive Officer

Montreal, Quebec
January 16, 2009

                            ANNUAL GENERAL MEETING OF
                       MILLENIA HOPE INC. (THE "COMPANY")
                To Be Held At: The Hilton Wilmington Christiana,
         Located at 100 Continental Drive in Newark, Delaware, 19713 USA
                       On February 26, 2009 at 10:15 a.m.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, as a Stockholder of Millenia Hope Inc. (the "Company"), hereby appoints Yehuda Kops, the true and lawful proxies and attorneys in fact of the undersigned to attend the Annual Meeting of the Stockholders of the Company to be held, and any adjournment thereof, and hereby authorizes them to vote, as designated below, the number of shares which undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present on the following matters as set forth in the Proxy Statement and Notice dated January 26,2009



1. The approval of an amendment to the Company's Certificate Incorporate to increase the authorized common shares from 390 million common shares to 1.9 billion common shares should it deem this necessary.

     FOR               AGAINST               ABSTAIN

2. IN THE DISCRETION OF SUCH PROXIES UPON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.


THIS PROXY, WHEN PROPERLY EXECUTED,                 Dated: _______________, 2009
WILL BE VOTED, IN THE MANNER DIRECTED
HEREIN, BY THE UNDERSIGNED STOCKHOLDER.
--------------------------------------
IF NO DIRECTION IS MADE, THIS PROXY Name (please print) WILL BE VOTED FOR ITEMS
(1) AND (3).


--------------------------------------

Signature


      This proxy is revocable and the           *note: Please sign exactly
      undersigned reserves the right            as the name(s) appear on
      to attend the meeting and vote            your Stock Certificate.
      in person.  The undersigned               When Attorney, executor,
      hereby revokes any proxy heretofore       administrator, trustee,
      given in respect of the shares of         or guardian, please give
      the company.                              full  title  as  such.   If
                                                more than one name is shown,
                                                as in the case of joint
                                                tenancy, each party should sign.

THE BOARD OF DIRECTORS URGES THAT YOU FILL IN, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED ENVELOPE.



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